UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 4, 2005
                                                   -----------------------------

                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                            0-22624              05-0473908
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(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 - Results of Operations and Financial Condition.

(a) The following information is furnished under Item 2.02, "Results of Operations and Financial Condition". This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. On April 4, 2005, a news release was issued on the subject of Foamex International Inc.'s (the "Company") 2004 fourth quarter and year-end earnings. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Company's Annual Report on Form 10-K. The Press Release is attached to this report as Exhibit 99.1.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits

(c)  Exhibits

     99.1     Press Release, dated April 4, 2005, issued by Foamex International
              Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 2005

                                       FOAMEX INTERNATIONAL INC.


                                       By:      /s/ K. Douglas Ralph
                                                ----------------------------
                                       Name:    K. Douglas Ralph
                                       Title:   Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release, dated April 4, 2005, issued by Foamex International Inc.